UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019

Talend S.A.

(Exact name of registrant as specified in its charter)

France	001-37825	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9, rue Pages
Suresnes, France	92150
(Address of principal executive offices)	(Zip Code)

+33 (0) 1 46 25 06 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.08 per share	TLND	The NASDAQ Stock Market LLC
Ordinary shares, nominal value €0.08 per share*		The NASDAQ Stock Market LLC*

*  Not for trading, but only in connection with the listing of the American Depositary Shares on the NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Convertible Note

Pursuant to that certain purchase agreement among Talend S.A. (the “Company”) and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several initial purchasers named in Schedule I thereto (the “Initial Purchasers”), regarding the issuance and sale of €125 million aggregate principal amount of 1.75% Convertible Senior Notes due 2024 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, the Company granted the Initial Purchasers a 13-day option to purchase up to an additional €18.75 million aggregate principal amount of Notes. On September 18, 2019, the Initial Purchasers notified the Company of the exercise of their option to purchase an additional €14,750,000 aggregate principal amount of Notes and the additional Notes were issued on September 24, 2019. The Company received €14,270,625 in net proceeds from the issuance of the additional Notes (after deducting the Initial Purchasers’ discount).

The material terms of the Notes, issued pursuant to the Indenture, dated September 13, 2019, between the Company, U.S. Bank National Association and Elavon Financial Services DAC, as well as the exemption from registration claimed and the facts relied upon to make the exemption available, and the terms of conversion or exercise of the Notes are set out in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 17, 2019, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.02.Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1

Indenture, dated September 13, 2019, between Talend S.A., U.S. Bank National Association and Elavon Financial Services DAC (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Talend S.A. filed on September 17, 2019).

4.2	Form of 1.75% Convertible Senior Note due 2024 (included in Exhibit 4.1) (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Talend S.A. filed on September 17, 2019).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talend S.A.

By:	/s/ Adam Meister
Adam Meister
Chief Financial Officer

Date: September 24, 2019